Penn Series Funds, Inc.

Supplement Dated June 21, 2007

to the Prospectus Dated May 1, 2007

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with the prospectus.

In the section entitled “Sub-Advisers,” the information included under the heading “Lord, Abbett & Co. LLC” on page 56 of the prospectus is hereby deleted and replaced with the following:

Lord, Abbett & Co. LLC.  Lord, Abbett & Co. LLC (“Lord Abbett”) is sub-adviser to the Strategic Value and Large Cap Value Funds.  As sub-adviser, Lord Abbett provides day-to-day portfolio management services to the Funds.  Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey, 07302-3973.  Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes, with approximately $112 billion in more than 55 mutual fund portfolios and other advisory accounts as of January 31, 2007.

Lord Abbett uses a team of investment managers and analysts acting together to manage the Strategic Value Fund’s investments.  Edward K. von der Linde heads the team and the other senior member of the team is Howard E. Hansen.  Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Strategic Value Fund.  Mr. von der Linde is a Partner and joined Lord Abbett in 1988.  Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995.

Lord Abbett uses a team of investment managers and analysts acting together to manage the Large Cap Value Fund’s investments.  Eli M. Salzmann and Sholom Dinsky head the team and have joint and primary responsibility for the day-to-day management of the Large Cap Value Fund.  Messrs. Salzmann and Dinsky are Partners of Lord Abbett.  Messrs. Salzmann and Dinsky have been with Lord Abbett since 1997 and 2000, respectively.

Please retain this supplement for future reference.